Exhibit 10

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the reference to us in this Registration Statement on Form N-1A for Janus Investment Fund under the heading "Independent Accountants".




/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Denver, Colorado
February 27, 2002